TEXAS CAPITAL FUNDS TRUST

Texas Capital Texas Small Cap Equity Index ETF

(the “Fund”)

Supplement dated November 19, 2025 to the Fund’s Summary Prospectus, Prospectus,
and Statement of Additional Information, as supplemented to date

This Supplement contains new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Summary Prospectus, Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and/or SAI.

On November 12, 2025, the Board of Trustees of Texas Capital Funds Trust (the “Board”) determined that closing and liquidating the Fund were in the best interests of the Fund and its shareholders, and approved a Plan of Liquidation to conduct an orderly liquidation of the Fund to occur on or about December 15, 2025 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

The Fund will be closed to new investors and will no longer accept creation orders from Authorized Participants after the close of business on December 8, 2025 (the “Closing Date”). This is also expected to be the last day of trading of the Fund’s shares on the NASDAQ Stock Market, LLC (the “Exchange”). Shareholders may sell their holdings in the Fund on the Exchange until market close on the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares of the Fund through the Closing Date.

From the Closing Date through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents, or other liquid assets on or prior to the Liquidation Date. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about Liquidation Date.

Shareholders who remain invested in the Fund on the Liquidation Date will automatically receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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